United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 24, 2007

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 24, 2007, Fidelity National Information Services, Inc. issued an earnings release announcing its financial results for the Third Quarter of 2007. The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the earnings release is attached as Exhibit 99.1.

Item 8.01. Other Events

The Board of Directors of Fidelity National Information Services, Inc. (“FIS”) has approved pursuing a plan to spin-off its Lender Processing Services (“LPS”) division into a separate publicly traded company. As currently contemplated, FIS will contribute the assets of LPS into a newly formed subsidiary (“Newco”) in exchange for 100% of Newco common stock and approximately $1.6 billion of Newco debt securities. Following receipt of necessary Securities and Exchange Commission (“SEC”) approvals and a tax-free ruling from the Internal Revenue Service (“IRS”), FIS will distribute 100% of Newco common stock to FIS shareholders in a tax-free spin off. Immediately following the spin-off, FIS will exchange the Newco debt securities it owns for a like amount of existing FIS debt through a debt-for-debt exchange that is tax-free to FIS. FIS would then retire the FIS debt that is exchanged for the Newco debt securities. Completion of the possible spin-off is expected to occur in mid-2008. Management and directors of FIS and Newco have not yet been determined.
FIS expects to file a ruling request with the IRS regarding the tax-free nature of the LPS spin-off within approximately 60 days and a preliminary Form 10 Registration Statement with the SEC in the first quarter of 2008. Completion of the spin-off is contingent upon the satisfaction or waiver of a variety of conditions, including final FIS Board of Directors approval. The completion of the proposed spin-off is also subject to risks and uncertainties including but not limited to those associated with the ability of FIS to contribute the LPS assets and liabilities to Newco, risks associated with the ability of Newco to obtain debt on acceptable terms and of FIS to complete the debt exchange in the manner and on the terms currently contemplated as described above, the possibility that necessary governmental approvals or actions (from the IRS, the SEC or other authorities) will not be obtained, and market conditions for the spin-off.”

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. Reports Third Quarter 2007 Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 26, 2007	By:	/s/ Jeffrey S. Carbiener
Name: Jeffrey S. Carbiener Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. Reports Third Quarter 2007 Earnings.